Offerings - Offering: 1	Sep. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Equity Common Stock, par value $0.001 per share
Amount Registered | shares	35,000,000
Proposed Maximum Offering Price per Unit	0.01
Maximum Aggregate Offering Price	$ 350,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 48.34